SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2006

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-23265	94-3267443
(Commission File Number)	(IRS Employer ID Number)

1700 Perimeter Park Drive, Morrisville, North Carolina 27560

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 862-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 15, 2006, the stockholders of Salix Pharmaceuticals, Ltd. approved an amendment to Salix’s 2005 Stock Plan to increase the number of shares of common stock reserved for issuance thereunder from 1,562,689 to 3,062,689.

A copy of the Salix’s 2005 Stock Plan as amended is attached as Exhibit 10.51 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

10.51	Salix Pharmaceuticals, Ltd. 2005 Stock Plan (as amended June 15, 2006) and forms of Notice of Stock Option Grant and Stock Option Agreement.

.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SALIX PHARMACEUTICALS, LTD.

Date: June 16, 2006	/s/ Adam C. Derbyshire
Adam C. Derbyshire Senior Vice President and Chief Financial Officer